UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 22, 2006

YTB International, Inc.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

20-2181181
(Commission File Number)	(IRS Employer Identification No.)

One Country Club View Drive
Edwardsville, Illinois	62025
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Company’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 1, 2006, YTB International, Inc. announced that its common stock has been removed from trading on the OTC Bulletin Board as a result of its annual report on Form 10-KSB for the year ended December 31, 2005 having not yet been filed with the Securities and Exchange Commission and described its plans for completing and filing of that report and amendments of certain earlier reports. The press release is attached as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by YTB International, Inc. on June 1, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: June 1, 2006	By:	/s/ John Clagg
Name: John Clagg
Title: Chief Financial Officer

3